Russell Investment Funds Prospectus

Russell Investment Funds, Variable Target Portfolio Series Prospectus

RUSSELL INVESTMENT FUNDS

Supplement dated May 24, 2007 to

PROSPECTUS DATED APRIL 30, 2007

I.	Real Estate Securities Fund: The following information relates to a proposed change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company” and supplements the Prospectuses listed above:

In connection with the proposed change in classification of the Real Estate Securities Fund, Russell Investment Funds will file a proxy statement with the Securities and Exchange Commission (“SEC”). All shareholders are advised to read the proxy statement in its entirety when it becomes available because it will contain important information regarding the proposal, the persons soliciting proxies in connection with the proposal and the interests of these persons in the proposal and related matters. The proxy statement will be mailed to record date shareholders after it has been filed with the SEC. Shareholders may obtain a free copy of the proxy statement, when available, and other documents filed with the SEC at the SEC’s website at WWW.SEC.GOV. Copies of such documents will also be available, once they are filed with the SEC, at no charge by contacting Russell Investment Funds at 909 A Street, Tacoma, WA 98402, or by calling 1-800-787-7354.

The Real Estate Securities Fund is currently classified as a “diversified company” under the Investment Company Act. This means that as to 75% of its assets, no individual security can represent more than 5% of the Fund’s total assets, and the Fund cannot own more than 10% of any one issuer’s outstanding voting securities. Government securities and securities of other investment companies are excluded from this restriction. The Fund’s diversification policy is a fundamental policy that can be changed only by a shareholder vote.

At a meeting held on May 22, 2007, the Board of Trustees of Russell Investment Funds, upon the recommendation of Russell Investment Management Company, has approved, subject to shareholder approval, the change in status of the Real Estate Securities Fund from a “diversified company” to a “non-diversified company.” The proposed change from diversified to non-diversified status is intended to provide the Fund with greater investment flexibility to respond to consolidation in the Real Estate Investment Trust (“REIT”) industry and to take larger positions in one or more issuers in the REIT industry. As a non-diversified fund, the Fund will be subject to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be had the Fund continued to operate as a diversified fund.

The change in status can be effected only if, among other things, it is approved by the shareholders of the Real Estate Securities Fund. A Special Meeting (the “Meeting”) of the shareholders of the Fund is expected to be held on or about October 29, 2007 and shareholders will be given the opportunity to vote on the change in status.

Proxy materials regarding the change in status will be distributed to shareholders of record shortly after the record date, which has yet to be determined.

II.	Core Bond Fund: The following Non-Principal Risk is added to the Core Bond Fund in the section entitled “Risks” of the Prospectuses listed above:

Illiquid Securities

Please see the Prospectuses for a more detailed explanation of this risk.

36-08-156 (1 05/07)

Russell Investment Funds

Supplement dated May 24, 2007 to

Statement of Additional Information dated April 30, 2007

The following table on the front cover of the Russell Investment Funds Funds of Funds Statement of Additional Information is deleted and replaced with the following:

FUND	INCEPTION DATE	PROSPECTUS DATE
Equity Growth Strategy	April 30, 2007	April 30, 2007#
Growth Strategy	April 30, 2007	April 30, 2007#
Balanced Strategy	April 30, 2007	April 30, 2007#
Moderate Strategy	April 30, 2007	April 30, 2007#
Conservative Strategy	N/A*	April 30, 2007#

*	The Conservative Strategy Fund had not commenced operations as of the date of the SAI.
#	As supplemented May 24, 2007.

Russell Investment Funds

Supplement dated May 24, 2007 to

Statement of Additional Information dated April 30, 2007

The following table on the front cover of the Russell Investment Funds Non-Funds of Funds Statement of Additional Information is deleted and replaced with the following:

Fund	Fund Inception Date	Prospectus Date
Multi-Style Equity Fund	January 2, 1997	April 30, 2007*
Aggressive Equity Fund	January 2, 1997	April 30, 2007*
Non-U.S. Fund	January 2, 1997	April 30, 2007*
Real Estate Securities Fund	April 30, 1999	April 30, 2007*
Core Bond Fund	January 2, 1997	April 30, 2007*

*	As supplemented May 24, 2007.